                                                                      EXHIBIT 23

                              ACCOUNTANTS' CONSENT


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements Files No. 33-39204, 33-39187, 33-14706, 33-32623,
33-32622, 33-40795, 33-62138, 33-62140 and 033-52617.


ARTHUR ANDERSEN & CO.


San Francisco, California
March 22, 1994